EXHIBIT 99.1

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus supplement.

GSAA 2005-12
                Preliminary Structural and Collateral Term Sheet
                                                              September 19, 2005
--------------------------------------------------------------------------------

                                  $575,376,000
                                  (Approximate)
                         GSAA Home Equity Trust 2005-12
                     GS Mortgage Securities Corp., Depositor
                            Asset-Backed Certificates


Overview of the Offered Certificates
------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                Approximate
                  Initial                                     Initial                                          Expected
                 Principal      Certificate     Credit      Pass-Through   Average Life   Principal Payment     Ratings
 Certificates  Balance (1)(2)      Type       Support(3)      Rate (4)       (yrs)(5)      Window (5) (6)     Moody's/S&P
------------------------------------------------------------------------------------------------------------------------------------
     AV-1        $258,802,000       Sr              7.35%   LIBOR + [ ]%           1.00     11/05 - 11/07       Aaa/AAA
     AF-2         $21,671,000       Sr              7.35%       [ ]%               2.20     11/07 - 02/08       Aaa/AAA
     AF-3         $95,624,000       Sr              7.35%       [ ]%               3.00     02/08 - 09/09       Aaa/AAA
     AF-4         $65,709,000       Sr              7.35%       [ ]%               5.00     09/09 - 05/12       Aaa/AAA
     AF-5         $43,066,000       Sr              7.35%       [ ]%               7.61     05/12 - 07/13       Aaa/AAA
     AF-6         $53,875,000       Sr              7.35%       [ ]%               6.26     12/08 - 07/13       Aaa/AAA
      M-1          $7,268,000       Sub             6.10%       [ ]%               5.15     12/08 - 07/13       Aa1/AA+
      M-2          $7,268,000       Sub             4.85%       [ ]%               5.14     11/08 - 07/13       Aa2/AA+
      M-3          $4,070,000       Sub             4.15%       [ ]%               5.13     11/08 - 07/13       Aa3/AA
      M-4          $3,779,000       Sub             3.50%       [ ]%               5.13     11/08 - 07/13       A1/AA-
      M-5          $3,779,000       Sub             2.85%       [ ]%               5.13     11/08 - 07/13        A2/A+
      M-6          $2,907,000       Sub             2.35%       [ ]%               5.13     11/08 - 07/13        A3/A
      B-1          $2,616,000       Sub             1.90%       [ ]%               5.02     11/08 - 04/13       Baa1/A-
      B-2          $2,035,000       Sub             1.55%       [ ]%               4.84     11/08 - 08/12      Baa2/BBB+
      B-3          $2,907,000       Sub             1.05%       [ ]%               4.51     11/08 - 12/11      Baa3/BBB
------------------------------------------------------------------------------------------------------------------------------------
      Total      $575,376,000
------------------------------------------------------------------------------------------------------------------------------------



Overview of the Non-offered Certificates
----------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
      B-4          $3,198,000       Sub             0.50%       [ ]%               N/A           N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------


(1) The initial aggregate principal balance of the Offered will be subject to an upward or downward variance of no more than approximately 5%.

(2) The principal balance of the Certificates is calculated using the scheduled principal balance of the Mortgage Loans as of the Statistical Calculation Date rolled two months forward at 6% CPR.

(3)   Fully funded Overcollateralization of approximately 0.50%.

(4) See the "Structure of the Certificates" section of this term sheet for more information on the Pass-Through Rates of the Certificates.

(5) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on the Certificates.

(6) The Final Scheduled Distribution Date for the Certificates is the Distribution Date in September 2035.

Selected Mortgage Pool Data (7)
---------------------------

-------------------------------------------------------------------------------
                                                                      Aggregate
-------------------------------------------------------------------------------
Scheduled Principal Balance:                                       $588,552,886
Number of Mortgage Loans:                                                 3,017
Average Scheduled Principal Balance:                                   $195,079
Weighted Average Gross Coupon:                                           6.720%
Weighted Average Net Coupon(8):                                          6.295%
Non-Zero Weighted Average FICO Score:                                       690
Weighted Average Original LTV Ratio:                                     79.21%
Weighted Average Std. Remaining Term (Months):                              350
Weighted Average Seasoning (Months):                                          3
-------------------------------------------------------------------------------

(7) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.

(8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.


--------------------------------------------------------------------------------
This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-12
                Preliminary Structural and Collateral Term Sheet
                                                              September 19, 2005
--------------------------------------------------------------------------------

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of Alt-A type, fixed rate, first lien residential mortgage loans (the "Mortgage Loans") originated by Wells Fargo Bank, N.A. ("Wells Fargo") (73.40%), First National Bank of Arizona ("FNBA") (21.09%), and the Goldman Sachs Mortgage Conduit (the "Conduit") (5.51%).

o Credit support for the certificates will be provided through a senior/subordinate structure, fully funded overcollaterization of approximately 0.50%, excess spread and mortgage insurance.

o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as GSAA0512 and on Bloomberg as GSAA 2005-12.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.


Time Table
----------

Expected Closing Date:              On or before October 28, 2005

Cut-off Date:                       October 1, 2005

Statistical Calculation
Date:                               August 1, 2005

Expected Pricing Date:              On or before September 30, 2005

First Distribution Date:            November 25, 2005

Key Terms
---------

Offered Certificates:               Class AV-1, AF-2, AF-3, AF-4, AF-5, AF-6,
                                    M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2 and
                                    B-3 Certificates

Non-offered Certificates:           Class B-4 Certificates

Class A Certificates:               Class AV-1, AF-2, AF-3, AF-4, AF-5 and AF-6
                                    Certificates

Class R Certificates:               Class R-1 and Class R-2 Certificates. The
                                    Class R Certificates are not being offered hereby.

Fixed Rate Certificates:            Class AF-2, AF-3, AF-4, AF-5, AF-6, M-1,
                                    M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3 and
                                    B-4 Certificates

Variable Rate Certificates:         Class AV-1 Certificates

Subordinate Certificates:           Class M-1, M-2, M-3, M-4, M-5, M-6, B-1,
                                    B-2, B-3 and B-4 Certificates

Class AF-6 Certificates:            The Class AF-6 Certificates will be
                                    "lock-out" certificates. The Class AF-6
                                    Certificates generally will not receive any portion of principal payments until the November 2008 Distribution Date. Thereafter, they will receive an increasing percentage of their pro-rata share of principal payable to the Certificates based on a schedule.

Depositor:                          GS Mortgage Securities Corp.

Manager:                            Goldman, Sachs & Co.

Servicers:                          Wells Fargo, M&T Mortgage Corporation and
                                    Countrywide Home Loans Servicing LP
                                    ("Countrywide")


--------------------------------------------------------------------------------
This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-12
                Preliminary Structural and Collateral Term Sheet
                                                              September 19, 2005
--------------------------------------------------------------------------------

Trustee:                            HSBC Bank USA, National Association

Securities Administrator:           Wells Fargo

Master Servicer:                    Wells Fargo

Custodians:                         Deutsche Bank National Trust Company and JP
                                    Morgan Chase Bank, N.A.

Servicing Fees:                     37.5 bps (73.40%)
                                    50.0 bps (26.60%)

Distribution Date:                  25th day of the month or the following
                                    business day

Record Date:                        For any Distribution Date, the last business
                                    day of the related Interest Accrual Period.

Delay Days:                         24 days for the Fixed Rate Certificates
                                    0 day delay on the Variable Rate
                                    Certificates

Day Count:                          Actual/360 basis for the Variable
                                    Certificates and 30/360 basis for the Fixed
                                    Rate Certificates

Interest Accrual Period:            For the Variable Certificates, from the
                                    prior Distribution Date to the day prior to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date. For the Fixed Rate Certificates, the calendar month immediately preceding the then current
                                    Distribution Date.

Pricing Prepayment
Assumption:                         CPR starting at 10% CPR in the loan's first
                                    month, increasing to 25% CPR in month 12 (a
                                    1.364% increase per month), and remaining at 25% CPR thereafter.

Due Period:                         For the Mortgage Loans, the period
                                    commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Mortgage Loans:                     The trust will consist of Alt-A type, fixed
                                    rate, first lien residential mortgage loans with an approximate, scheduled principal balance of $588,552,886 as of the Statistical Calculation Date.

Servicer Advancing:                 Yes as to principal and interest, subject to
                                    recoverability

Excess Spread:                      The initial weighted average net coupon of
                                    the mortgage pool will be greater than the interest payments on the Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical Calculation Date.

                                    Initial Gross WAC (1):                                     6.7198%

                                       Less Fees & Expenses (2):                               0.4249%
                                                                                               -------
                                    Net WAC (1):                                               6.2949%

                                       Less Initial Certificate Coupon (Approx.)(1)(3):        4.5605%
                                                                                               =======
                                    Initial Excess Spread (1):                                 1.7344%

                                          (1)   This amount will vary on each
                                                Distribution Date based on
                                                changes to the weighted average
                                                interest rate on the Mortgage
                                                Loans as well as any changes in
                                                day count.

                                          (2)   Includes the Servicing Fee and
                                                any lender-paid mortgage
                                                insurance.

                                          (3)   Assumes 1-month LIBOR equal to
                                                3.7719%, initial marketing
                                                spreads and a 30-day month. This
                                                amount will vary on each
                                                distribution date based on
                                                changes to the weighted average
                                                Pass-Through Rates on the
                                                Certificates as well as any
                                                changes in day count.

Compensating Interest:              Wells Fargo and Countrywide shall provide
                                    Compensating Interest equal to the lesser of
                                    (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary principal prepayments on the
                                    Mortgage Loans during the related


--------------------------------------------------------------------------------
This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-12
                Preliminary Structural and Collateral Term Sheet
                                                              September 19, 2005
--------------------------------------------------------------------------------


                                    Prepayment Period and (B) half of its
                                    aggregate Servicing Fee received for the related Distribution Date. M&T shall provide compensating interest equal to the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary principal prepayments on the Mortgage Loans during the related Prepayment Period.

Optional Clean-up Call:             The transaction has a 10% optional clean-up
                                    call.

Rating Agencies:                    Moody's Investors Service, Inc. and Standard
                                    & Poor's Ratings Services

Minimum Denomination:               $50,000 with regard to each of the Offered
                                    Certificates.

Legal Investment:                   It is anticipated that Class A, Class M-1,
                                    Class M-2, Class M-3, Class M-4 and the
                                    Class R Certificates will be SMMEA eligible.

ERISA Eligible:                     Underwriter's exemption is expected to apply
                                    to all Offered Certificates. However,
                                    prospective purchasers should consult their own counsel.

Tax Treatment:                      The Offered and Non-offered Certificates
                                    represent REMIC regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract. The Class R-1 and Class R-2
                                    Certificates each represent the residual interest in a REMIC.

Prospectus:                         The Offered Certificates will be offered
                                    pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                    "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                    Certificates may not be consummated unless the purchaser has received the Prospectus.

                                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                    BE CONSIDERED IN CONNECTION WITH AN
                                    INVESTMENT IN THE OFFERED CERTIFICATES.


--------------------------------------------------------------------------------
This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-12
                Preliminary Structural and Collateral Term Sheet
                                                              September 19, 2005
--------------------------------------------------------------------------------

Structure of the Certificates
-----------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under "Distributions - Principal Distributions on the Offered Certificates" below. Prior to the Step-Down Date, or so long as a Trigger Event is in effect, principal will be paid to the Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to maintain the overcollateralization (which is one component of the credit support available to the Certificateholders).

Interest on the Variable Rate Certificates will be paid monthly at a rate of one-month LIBOR plus a margin, subject to the WAC Cap as described below. Interest on the Fixed Rate Certificates will be paid monthly at a specified rate, subject to the WAC Cap as described below. Interest on the Class AF-5 Certificates, the Class AF-6 Certificates and the Subordinate Certificates will be paid monthly at a specified rate that will step up after the Optional Clean-up Call is first exercisable, subject to the WAC Cap as described below. The interest paid to each class of Offered and Non-Offered Certificates will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of Servicemembers Civil Relief Act (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate on the Offered and Non-Offered Certificates attributable to the WAC Cap will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates. Such carry forward will not be paid back after the certificate principal balance of the applicable class has been reduced to zero.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) approximately 0.50% overcollateralization (funded upfront), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Mortgage Insurance. As of the Statistical Calculation Date substantially all of the Mortgage Loans with LTVs greater than 80% are covered by borrower or lender-paid mortgage insurance.

Credit Enhancement Percentage Before Step-Down. For any Distribution Date, the percentage obtained by dividing (x) the aggregate certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in November 2008; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 14.70%.

--------------------------------------------------------------------------------
Class         Initial Credit Enhancement       Step-Down Credit
                      Percentage            Enhancement Percentage
--------------------------------------------------------------------------------
  A                     7.35%                        14.70%
 M-1                    6.10%                        12.20%
 M-2                    4.85%                         9.70%
 M-3                    4.15%                         8.30%
 M-4                    3.50%                         7.00%
 M-5                    2.85%                         5.70%
 M-6                    2.35%                         4.70%
 B-1                    1.90%                         3.80%
 B-2                    1.55%                         3.10%
 B-3                    1.05%                         2.10%
 B-4                    0.50%                         1.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-12
                Preliminary Structural and Collateral Term Sheet
                                                              September 19, 2005
--------------------------------------------------------------------------------

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 40% of the prior period's Credit Enhancement Percentage for the Class A Certificates to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO Property and Mortgage Loans where the mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:


----------------------------------------------------------------------------------------------------------------
          Distribution Date                             Cumulative Realized Loss Percentage:
----------------------------------------------------------------------------------------------------------------
    November 2007 - October 2008       0.30% for the first month, plus an additional 1/12th of 0.450% for each month thereafter (e.g., approximately 0.338% in December 2007)

    November 2008 - October 2009       0.75% for the first month, plus an additional 1/12th of 0.400% for each month thereafter (e.g., approximately 0.783% in December 2008)

    November 2009 - October 2010       1.15% for the first month, plus an additional 1/12th of 0.300% for each month thereafter (e.g., approximately 1.175% in December 2009)

    November 2010 - October 2011       1.45% for the first month, plus an additional 1/12th of 0.150% for each month thereafter (e.g., approximately 1.463% in December 2010)

    November 2011 and thereafter                                        1.60%
----------------------------------------------------------------------------------------------------------------

Step-Up Coupons. If the Optional Clean-up Call is not exercised on the date it is first exercisable, the Pass-Through Rate on the Class AF-5, Class AF-6 and each class of Subordinate Certificates will increase by 0.50% per annum.

Class AV-1 Pass-Through Rate. The Class AV-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% and (ii) the WAC Cap.

Class AF-2 Pass-Through Rate. The Class AF-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% and (ii) the WAC Cap.

Class AF-3 Pass-Through Rate. The Class AF-3 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% and (ii) the WAC Cap.

Class AF-4 Pass-Through Rate. The Class AF-4 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% and (ii) the WAC Cap.

Class AF-5 Pass-Through Rate. The Class AF-5 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class AF-6 Pass-Through Rate. The Class AF-6 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.


--------------------------------------------------------------------------------
This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-12
                Preliminary Structural and Collateral Term Sheet
                                                              September 19, 2005
--------------------------------------------------------------------------------

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.

Class B-4 Pass-Through Rate. The Class B-4 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee and any lender-paid mortgage insurance (calculated on an actual/360 day basis with respect to the Variable Rate Certificates and on a 30/360 day basis with respect to the Fixed Rate Certificates).

Class A Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A Certificates will equal the sum of:
(i) the excess, if any, that the related class of Class A Certificates, as applicable, would otherwise be due at the related Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of Class A Certificates at a rate equal to the WAC Cap (in the case of the Class AV-1 Certificates, calculated on an actual/360 basis), (ii) any Basis Risk Carry Forward Amount for such class of Class A Certificates, as applicable, remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Pass-Through Rate for such class of Class A Certificates (without regard to the WAC Cap).

Subordinate Certificates Basis Risk Carry Forward. As to any Distribution Date, the supplemental interest amount for each of the Class M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3 and B-4 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap,
(ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

Accrued Certificate Interest. For each class of Certificate on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date at the related Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Servicing Fee and lender-paid mortgage insurance.

Principal Remittance Amount. On any Distribution Date, the sum of:

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer on the related Servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the Servicer remittance date prior to such Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.


--------------------------------------------------------------------------------
This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-12
                Preliminary Structural and Collateral Term Sheet
                                                              September 19, 2005
--------------------------------------------------------------------------------

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Servicing Fee and any lender-paid mortgage insurance) and available for distribution during the related due period, over
(y) the sum of interest payable on the Offered and Non-offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates from the Interest Remittance Amount and Principal Remittance Amount, respectively.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of (x) the aggregate certificate principal balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (1) 85.30% and (2) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date and (B) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date minus 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class AF-6 Calculation Percentage. For any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the certificate principal balance of the Class AF-6 Certificates and the denominator of which is the aggregate certificate principal balance of the Class A Certificates, in each case before giving effect to distributions of principal on that Distribution Date.

Class AF-6 Lockout Distribution Amount: For any Distribution Date will be an amount equal to the product of (i) the Class AF-6 Calculation Percentage for that Distribution Date, (ii) the Class AF-6 Lockout Percentage for that Distribution Date and (iii) the principal allocable to the Class A Certificates for that Distribution Date. In no event shall the Class AF-6 Lockout Distribution Amount exceed the outstanding certificate principal balance for the Class AF-6 Certificates or the Class A Principal Distribution Amount for the applicable Distribution Date.

Class AF-6 Lockout Percentage: For each Distribution Date will be as follows:

     ---------------------------------------------------------------
              Distribution Date              Lockout Percentage
                  (Months)
     ---------------------------------------------------------------
                   1 to 36                           0%
                  37 to 60                          45%
                  61 to 72                          80%
                  73 to 84                          100%
              85 and thereafter                     300%
     ---------------------------------------------------------------

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 87.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the certificate principal balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 90.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


--------------------------------------------------------------------------------
This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-12
                Preliminary Structural and Collateral Term Sheet
                                                              September 19, 2005
--------------------------------------------------------------------------------

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the certificate principal balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 91.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the certificate principal balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 93.00% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), and (F) the certificate principal balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 94.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), and (G) the certificate principal balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 95.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class M-6 Certificates (after taking into account any payment of the


--------------------------------------------------------------------------------
This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-12
                Preliminary Structural and Collateral Term Sheet
                                                              September 19, 2005
--------------------------------------------------------------------------------

Class M-6 Principal Distribution Amount on such Distribution Date), and (H) the certificate principal balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 96.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (I) the certificate principal balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 96.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the certificate principal balance of the Class B-2 Certificates (after taking into account any payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (J) the certificate principal balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 97.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the certificate principal balance of the Class B-2 Certificates (after taking into account any payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (J) the certificate principal balance of the Class B-3 Certificates (after taking into account any payment of the Class B-3 Principal Distribution Amount on such Distribution Date), and (K) the certificate principal balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 99.00% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess,


--------------------------------------------------------------------------------
This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-12
                Preliminary Structural and Collateral Term Sheet
                                                              September 19, 2005
--------------------------------------------------------------------------------

if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees in respect of such Mortgage Loan.

Distributions

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be distributed sequentially as follows:

(a) to the Class A Certificates, pro rata, their respective Accrued Certificate Interest,

(b) to the Class A Certificates, pro rata, their respective unpaid Accrued Certificate Interest, if any, from prior Distribution Dates,

(c)   to the Class M-1 Certificates, their Accrued Certificate Interest,

(d)   to the Class M-2 Certificates, their Accrued Certificate Interest,

(e)   to the Class M-3 Certificates, their Accrued Certificate Interest,

(f)   to the Class M-4 Certificates, their Accrued Certificate Interest,

(g)   to the Class M-5 Certificates, their Accrued Certificate Interest,

(h)   to the Class M-6 Certificates, their Accrued Certificate Interest,

(i)   to the Class B-1 Certificates, their Accrued Certificate Interest,

(j)   to the Class B-2 Certificates, their Accrued Certificate Interest,

(k)   to the Class B-3 Certificates, their Accrued Certificate Interest, and

(l)   to the Class B-4 Certificates, their Accrued Certificate Interest.

Principal Distributions on the Offered Certificates. On each Distribution Date
(a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) First concurrently to the Class R-1 and Class R-2 Certificates, until their respective certificate principal balances have been reduced to zero;

(b)   sequentially:

      (i) to the Class AF-6 Certificates, an amount equal to the Class AF-6 Lockout Distribution Amount;

      (ii) to the Class AV-1 Certificates, until its certificate principal balance has been reduced to zero; and

      (iii) sequentially to the Class AF-2, AF-3, AF-4, AF-5, and AF-6 Certificates, in that order, until their respective certificate principal balances have been reduced to zero;

(c) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraphs (a) and (b) will be distributed sequentially in the following order of priority:

      (i) to the Class M-1 Certificates, until their certificate principal balance has been reduced to zero,

      (ii) to the Class M-2 Certificates, until their certificate principal balance has been reduced to zero,

      (iii) to the Class M-3 Certificates, until their certificate principal balance has been reduced to zero,


--------------------------------------------------------------------------------
This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-12
                Preliminary Structural and Collateral Term Sheet
                                                              September 19, 2005
--------------------------------------------------------------------------------


      (iv) to the Class M-4 Certificates, until their certificate principal balance has been reduced to zero,

      (v) to the Class M-5 Certificates, until their certificate principal balance has been reduced to zero,

      (vi) to the Class M-6 Certificates, until their certificate principal balance has been reduced to zero,

      (vii) to the Class B-1 Certificates, until their certificate principal balance has been reduced to zero,

      (viii) to the Class B-2 Certificates, until their certificate principal balance has been reduced to zero,

      (ix) to the Class B-3 Certificates, until their certificate principal balance has been reduced to zero, and

      (x) to the Class B-4 Certificates, until their certificate principal balance has been reduced to zero.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) To the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, sequentially as follows:

      (i) to the Class AF-6 Certificates, an amount equal to the Class AF-6 Lockout Distribution Amount;

      (ii) to the Class AV-1 Certificates, until its certificate principal balance has been reduced to zero; and

      (iii) sequentially, to the Class AF-2, AF-3, AF-4, AF-5, and AF-6 Certificates, in that order, until their respective certificate principal balances have been reduced to zero;

(b) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (a) will be distributed sequentially in the following order of priority:

      (i) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their certificate principal balance has been reduced to zero,

      (ii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their certificate principal balance has been reduced to zero,

      (iii) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their certificate principal balance has been reduced to zero,

      (iv) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until the certificate principal balance has been reduced to zero,

      (v) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their certificate principal balance has been reduced to zero,

      (vi) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their certificate principal balance has been reduced to zero,

      (vii) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their certificate principal balance has been reduced to zero,

      (viii) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their certificate principal balance has been reduced to zero,

      (ix) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their certificate principal balance has been reduced to zero, and

      (x) to the Class B-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-4 Principal Distribution Amount, until their certificate principal balance has been reduced to zero.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be distributed sequentially as follows:

(a) to pay the holders of the Offered Certificates in respect of principal and the Extra Principal Distribution Amount (in the order of priority as described above under "Principal Distributions on the Offered Certificates"), until the targeted overcollateralization amount has been achieved,


--------------------------------------------------------------------------------
This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-12
                Preliminary Structural and Collateral Term Sheet
                                                              September 19, 2005
--------------------------------------------------------------------------------


(b)   to the Class M-1 Certificates, their unpaid interest shortfall amount,

(c)   to the Class M-2 Certificates, their unpaid interest shortfall amount,

(d)   to the Class M-3 Certificates, their unpaid interest shortfall amount,

(e)   to the Class M-4 Certificates, their unpaid interest shortfall amount,

(f)   to the Class M-5 Certificates, their unpaid interest shortfall amount,

(g)   to the Class M-6 Certificates, their unpaid interest shortfall amount,

(h)   to the Class B-1 Certificates, their unpaid interest shortfall amount,

(i)   to the Class B-2 Certificates, their unpaid interest shortfall amount,

(j)   to the Class B-3 Certificates, their unpaid interest shortfall amount,

(k)   to the Class B-4 Certificates, their unpaid interest shortfall amount,

(l) concurrently, any Class A Basis Risk Carry Forward Amount to the Class A Certificates pro rata, based on their respective certificate principal balances immediately prior to such distribution date, and

(m) sequentially, to Class M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3 and B-4 Certificates, in that order, in each case up to their respective unpaid remaining Subordinate Certificates Basis Risk Carry Forward Amounts.

Class A Principal Allocation. All principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A Certificates as described above. From and after the Distribution Date on which the aggregate certificate principal balances of the Subordinate Certificates and the overcollateralization have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A Certificates, based on their respective certificate principal balances.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the Net Monthly Excess Cashflow, (ii) in reduction of the overcollateralization amount, and (iii) sequentially, to the Class B-4, B-3, B-2, B-1, M-6, M-5, M-4, M-3, M-2 and M-1 Certificates, in that order. An allocation of any Realized Losses to a Subordinate Certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to reduce the certificate principal balance of any class of Class A Certificates.

GSAA 2005-12
                Preliminary Structural and Collateral Term Sheet
                                                              September 19, 2005
--------------------------------------------------------------------------------


Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

      The assumptions for the breakeven CDR table below are as follows:

      o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

      o     33% loss severity, 100% advancing of principal and interest

      o     There is a six month lag in recoveries

      o Priced to call with collateral losses calculated through the life of the applicable bond

      o The Offered Certificates are priced at par, except the Class B-3 Certificates, which are priced at 98.5040%

      o Based on preliminary spreads and balances rolled two months forward at 6% CPR

      o     1 month LIBOR forward curve as of 09/15/2005 close

----------------------------------------------------------------------------------------------------
                                                 First Dollar of Loss              0% Return
----------------------------------------------------------------------------------------------------
      Class M-1      CDR (%)                                     10.93                        11.51
                     Yield (%)                                  5.3932                       0.0958
                     WAL (years)                                  5.74                         5.54
                     Modified Duration                            4.81                         4.80
                     Principal Window                    07/11 - 07/11                06/11 - 06/11
                     Principal Writedown             26,655.06 (0.37%)        2,138,675.21 (29.43%)
                     Total Collateral Loss       48,912,759.58 (8.41%)        50,858,716.89 (8.75%)

      Class M-2      CDR (%)                                      9.05                         9.61
                     Yield (%)                                  5.4482                       0.0953
                     WAL (years)                                  5.99                         5.74
                     Modified Duration                            4.98                         4.96
                     Principal Window                    10/11 - 10/11                09/11 - 09/11
                     Principal Writedown             26,854.77 (0.37%)        2,239,530.41 (30.81%)
                     Total Collateral Loss       42,175,098.75 (7.25%)        44,223,857.13 (7.61%)

      Class M-3      CDR (%)                                      8.05                         8.37
                     Yield (%)                                  5.4495                       0.1031
                     WAL (years)                                  6.16                         5.95
                     Modified Duration                            5.09                         5.07
                     Principal Window                    12/11 - 12/11                11/11 - 11/11
                     Principal Writedown             30,164.67 (0.74%)        1,310,644.31 (32.20%)
                     Total Collateral Loss       38,408,270.31 (6.61%)        39,576,025.69 (6.81%)

      Class M-4      CDR (%)                                      7.15                         7.45
                     Yield (%)                                  5.6467                       0.1641
                     WAL (years)                                  6.33                         6.10
                     Modified Duration                            5.18                         5.16
                     Principal Window                    02/12 - 02/12                01/12 - 01/12
                     Principal Writedown              2,384.84 (0.06%)        1,257,609.90 (33.28%)
                     Total Collateral Loss       34,877,120.11 (6.00%)        36,025,273.29 (6.20%)

      Class M-5      CDR (%)                                      6.30                         6.59
                     Yield (%)                                  5.5733                       0.1023
                     WAL (years)                                  6.49                         6.22
                     Modified Duration                            5.29                         5.26
                     Principal Window                    04/12 - 04/12                03/12 - 03/12
                     Principal Writedown             38,490.75 (1.02%)        1,307,444.99 (34.60%)
                     Total Collateral Loss       31,396,377.85 (5.40%)        32,562,227.44 (5.60%)
----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-12
                Preliminary Structural and Collateral Term Sheet
                                                              September 19, 2005
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                First Dollar of Loss               0% Return
----------------------------------------------------------------------------------------------------
  Class M-6   CDR (%)                                            5.67                          5.89
              Yield (%)                                        5.5909                        0.1913
              WAL (years)                                        6.58                          6.32
              Modified Duration                                  5.34                          5.30
              Principal Window                          05/12 - 05/12                 04/12 - 04/12
              Principal Writedown                   37,517.50 (1.29%)         1,016,846.84 (34.98%)
              Total Collateral Loss             28,659,437.53 (4.93%)         29,550,895.97 (5.08%)

  Class B-1   CDR (%)                                            5.11                          5.31
              Yield (%)                                        5.8818                        0.0334
              WAL (years)                                        6.66                          6.44
              Modified Duration                                  5.36                          5.37
              Principal Window                          06/12 - 06/12                 06/12 - 06/12
              Principal Writedown                    4,961.94 (0.19%)           980,465.23 (37.48%)
              Total Collateral Loss             26,169,350.80 (4.50%)         27,102,357.47 (4.66%)

  Class B-2   CDR (%)                                            4.69                          4.84
              Yield (%)                                        5.9342                        0.2776
              WAL (years)                                        6.74                          6.55
              Modified Duration                                  5.40                          5.40
              Principal Window                          07/12 - 07/12                 07/12 - 07/12
              Principal Writedown                   11,249.14 (0.55%)           760,558.76 (37.37%)
              Total Collateral Loss             24,279,381.72 (4.18%)         24,992,032.95 (4.30%)

  Class B-3   CDR (%)                                            4.12                          4.33
              Yield (%)                                        6.2564                        0.3167
              WAL (years)                                        6.83                          6.48
              Modified Duration                                  5.42                          5.42
              Principal Window                          08/12 - 08/12                 08/12 - 08/12
              Principal Writedown                   29,433.88 (1.01%)         1,130,762.81 (38.90%)
              Total Collateral Loss             21,616,928.52 (3.72%)         22,636,646.75 (3.89%)
----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-12
                Preliminary Structural and Collateral Term Sheet
                                                              September 19, 2005
--------------------------------------------------------------------------------

Selected Mortgage Loan Data
---------------------------

                     The Mortgage Loans - All Collateral (1)

Scheduled Principal Balance:                                   $588,552,886
Number of Mortgage Loans:                                             3,017
Average Scheduled Principal Balance:                               $195,079
Weighted Average Gross Coupon:                                        6.720%
Weighted Average Net Coupon(2):                                       6.295%
Non-Zero Weighted Average FICO Score:                                   690
Weighted Average Original LTV Ratio:                                  79.21%
Weighted Average Stated Remaining Term (Months):                        350
Weighted Average Seasoning (Months):                                      3

(1) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.


                    Distribution by Current Principal Balance


                                               Pct. Of    Weighted   Weighted             Weighted   Weighted
                        Number                 Pool By      Avg.       Avg.      Avg.       Avg.       Avg.      Pct.       Pct.
 Current Principal        Of     Principal    Principal    Gross     Current   Principal  Original   Combined    Full      Owner
      Balance           Loans     Balance      Balance     Coupon      FICO     Balance     LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below            225    $8,667,683       1.47%     7.167%       691    $38,523     77.53%     78.22%     2.51%     21.45%
$50,001 - $75,000          287    18,086,442       3.07      7.123        686     63,019     78.14      78.83      5.09      48.61
$75,001 - $100,000         280    24,423,008       4.15      6.919        689     87,225     77.89      79.89      4.04      60.64
$100,001 - $125,000        293    33,071,090       5.62      6.885        694    112,871     79.92      81.97      1.79      70.35
$125,001 - $150,000        328    45,126,421       7.67      6.763        691    137,581     80.87      83.15      2.99      73.42
$150,001 - $200,000        507    87,998,872      14.95      6.772        689    173,568     79.62      82.11      4.58      77.54
$200,001 - $250,000        328    73,618,925      12.51      6.666        685    224,448     79.65      81.79      2.39      82.14
$250,001 - $300,000        238    65,353,073      11.10      6.689        687    274,593     79.74      82.24      2.92      85.18
$300,001 - $350,000        146    47,587,040       8.09      6.596        690    325,939     80.48      83.98      3.51      85.80
$350,001 - $400,000        117    44,151,999       7.50      6.664        690    377,368     79.66      82.24      2.64      80.51
$400,001 - $450,000         89    37,845,073       6.43      6.627        695    425,226     78.33      80.21      3.44      82.27
$450,001 - $500,000         68    32,842,176       5.58      6.839        693    482,973     83.69      85.58      2.99      82.23
$500,001 - $550,000         27    14,009,582       2.38      6.599        697    518,873     77.10      79.32      7.38      89.00
$550,001 - $600,000         25    14,287,289       2.43      6.550        699    571,492     81.44      84.71      3.91      96.09
$600,001 - $650,000         35    22,241,806       3.78      6.406        699    635,480     75.40      79.49      5.60      82.59
$650,001 - $700,000          8     5,490,897       0.93      6.272        699    686,362     70.30      71.71      0.00     100.00
$700,001 - $750,000          4     2,973,925       0.51      6.094        695    743,481     69.20      76.42     25.22     100.00
$750,001 - $800,000          2     1,575,750       0.27      6.560        641    787,875     77.51      77.51     50.26     100.00
$800,001 - $850,000          2     1,686,957       0.29      5.812        742    843,479     39.21      39.21      0.00     100.00
$850,001 - $900,000          3     2,639,070       0.45      7.010        664    879,690     69.18      69.18      0.00     100.00
$900,001 - $950,000          1       908,743       0.15      7.875        659    908,743     70.00      70.00      0.00       0.00
$950,001 - $1,000,000        4     3,967,062       0.67      7.038        641    991,766     62.94      62.94      0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   3,017  $588,552,886     100.00%     6.720%       690   $195,079     79.21%     81.57%     3.61%     78.78%
====================================================================================================================================


--------------------------------------------------------------------------------
This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-12
                Preliminary Structural and Collateral Term Sheet
                                                              September 19, 2005
--------------------------------------------------------------------------------

                          Distribution by Current Rate


                                               Pct. Of    Weighted   Weighted             Weighted   Weighted
                        Number                 Pool By      Avg.       Avg.      Avg.       Avg.       Avg.     Pct.      Pct.
                          Of     Principal    Principal    Gross     Current   Principal  Original   Combined   Full     Owner
   Current Rate         Loans     Balance      Balance     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 5.01 - 5.50%               11    $2,723,097       0.46%     5.432%       736   $247,554     74.14%     88.03%   8.52%    100.00%
 5.51 - 6.00%              370    93,828,082      15.94      5.858        708    253,589     70.65      75.68    5.55      95.35
 6.01 - 6.50%              767   169,840,167      28.86      6.331        694    221,434     75.00      77.80    4.52      84.94
 6.51 - 7.00%              868   162,989,832      27.69      6.800        684    187,776     82.76      84.24    2.88      79.10
 7.01 - 7.50%              596    95,157,008      16.17      7.291        683    159,659     84.80      86.02    2.20      63.91
 7.51 - 8.00%              320    46,308,064       7.87      7.775        683    144,713     85.77      86.46    1.72      51.55
 8.01 - 8.50%               52     9,686,343       1.65      8.302        667    186,276     83.77      84.07    0.00      72.63
 8.51 - 9.00%               20     4,787,269       0.81      8.770        658    239,363     85.33      87.66   11.67      69.13
 9.01% & Above              13     3,233,024       0.55      9.465        662    248,694     92.98      92.98    0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  3,017  $588,552,886     100.00%     6.720%       690   $195,079     79.21%     81.57%   3.61%     78.78%
====================================================================================================================================


                              Distribution by FICO


                                               Pct. Of    Weighted   Weighted             Weighted   Weighted
                        Number                 Pool By      Avg.       Avg.      Avg.       Avg.       Avg.     Pct.      Pct.
                          Of     Principal    Principal    Gross     Current   Principal  Original   Combined   Full     Owner
       Fico             Loans     Balance      Balance     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 780 & Above               116   $23,155,812       3.93%     6.439%       794   $199,619     74.30%     77.25%   5.04%     77.98%
 760 - 779                 162    34,988,363       5.94      6.518        769    215,978     78.94      82.85    9.06      64.84
 740 - 759                 223    41,621,990       7.07      6.524        749    186,646     80.19      85.36    4.83      83.41
 720 - 739                 287    54,838,049       9.32      6.548        729    191,073     79.19      83.96    5.34      73.30
 700 - 719                 386    79,466,202      13.50      6.634        709    205,871     80.45      83.22    3.12      78.11
 680 - 699                 421    76,876,334      13.06      6.775        689    182,604     79.86      83.18    3.43      72.00
 660 - 679                 503    96,731,438      16.44      6.798        669    192,309     79.97      81.37    2.09      82.16
 640 - 659                 452    89,202,843      15.16      6.867        650    197,351     79.05      79.62    2.82      78.36
 620 - 639                 432    84,531,892      14.36      6.795        630    195,676     78.54      79.07    2.23      88.08
 600 - 619                  21     3,626,882       0.62      7.547        608    172,709     74.15      74.15    6.69      88.81
 580 - 599                   7     2,467,786       0.42      7.868        590    352,541     61.32      61.32    8.30     100.00
 N/A                         7     1,045,295       0.18      7.466        N/A    149,328     73.42      73.42    0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  3,017  $588,552,886     100.00%     6.720%       690   $195,079     79.21%     81.57%   3.61%     78.78%
====================================================================================================================================


                          Distribution by Original LTV

                                               Pct. Of    Weighted   Weighted             Weighted   Weighted
                        Number                 Pool By      Avg.       Avg.      Avg.       Avg.       Avg.     Pct.      Pct.
                          Of     Principal    Principal    Gross     Current   Principal  Original   Combined   Full     Owner
   Original LTV         Loans     Balance      Balance     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 40.00% & Below             65    $8,749,384       1.49%     6.252%       700   $134,606     34.28%     34.54%   0.00%     81.98%
 40.01 - 50.00%             91    14,953,290       2.54      6.265        695    164,322     45.84      46.82    7.22      77.29
 50.01 - 60.00%            144    30,432,068       5.17      6.430        689    211,334     55.82      57.68    1.48      81.79
 60.01 - 70.00%            351    70,887,375      12.04      6.450        682    201,958     66.81      68.86    1.44      75.41
 70.01 - 80.00%          1,091   233,828,895      39.73      6.521        696    214,325     78.36      83.36    6.86      78.39
 80.01 - 85.00%            101    19,545,357       3.32      6.873        671    193,518     83.79      83.88    2.59      80.52
 85.01 - 90.00%            709   127,509,426      21.66      7.038        687    179,844     89.47      89.47    1.60      66.68
 90.01 - 95.00%            465    82,647,091      14.04      7.224        687    177,736     94.73      94.73    0.15      99.84
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  3,017  $588,552,886     100.00%     6.720%       690   $195,079     79.21%     81.57%   3.61%     78.78%
====================================================================================================================================


--------------------------------------------------------------------------------
This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-12
                Preliminary Structural and Collateral Term Sheet
                                                              September 19, 2005
--------------------------------------------------------------------------------


                         Distribution by Document Type

                                               Pct. Of    Weighted   Weighted             Weighted   Weighted
                        Number                 Pool By      Avg.       Avg.      Avg.       Avg.       Avg.      Pct.       Pct.
                          Of     Principal    Principal    Gross     Current   Principal  Original   Combined    Full      Owner
       Document Type    Loans     Balance      Balance     Coupon      FICO     Balance     LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Full Doc                  104   $21,268,010       3.61%     6.540%       706   $204,500     77.90%     87.22%   100.00%     81.24%
 NO DOC/NINA/NO RATIO    1,162   209,972,164      35.68      7.025        690    180,699     79.02      79.65      0.00      78.99
 Stated                  1,252   251,266,194      42.69      6.669        685    200,692     79.92      81.90      0.00      76.84
 Stated With Voa           499   106,046,519      18.02      6.271        699    212,518     78.15      83.44      0.00      82.46
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  3,017  $588,552,886     100.00%     6.720%       690   $195,079     79.21%     81.57%     3.61%     78.78%
====================================================================================================================================


                          Distribution by Loan Purpose

                                               Pct. Of    Weighted   Weighted             Weighted   Weighted
                        Number                 Pool By      Avg.       Avg.      Avg.       Avg.       Avg.      Pct.       Pct.
                          Of     Principal    Principal    Gross     Current   Principal  Original   Combined    Full      Owner
       Loan Purpose     Loans     Balance      Balance     Coupon      FICO     Balance     LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Cashout Refi            1,216  $252,661,871      42.93%     6.637%       678   $207,781     75.06%     75.60%     2.18%     87.43%
 Purchase                1,548   283,317,839      48.14      6.842        702    183,022     84.09      88.01      4.52      70.68
 Rate/Term Refi            253    52,573,176       8.93      6.455        683    207,799     72.88      75.56      5.57      80.83
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  3,017  $588,552,886     100.00%     6.720%       690   $195,079     79.21%     81.57%     3.61%     78.78%
====================================================================================================================================


                        Distribution by Occupancy Status

                                               Pct. Of    Weighted   Weighted             Weighted   Weighted
                        Number                 Pool By      Avg.       Avg.      Avg.       Avg.       Avg.      Pct.       Pct.
                          Of     Principal    Principal    Gross     Current   Principal  Original   Combined    Full      Owner
  Occupancy Status      Loans     Balance      Balance     Coupon      FICO     Balance     LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Non Owner                 797  $104,040,811      17.68%     7.161%       699   $130,541     78.86%     80.13%     3.56%      0.00%
 Owner Occupied          2,110   463,647,976      78.78      6.632        688    219,738     79.36      82.05      3.73     100.00
 Second Home               110    20,864,099       3.54      6.474        692    189,674     77.58      78.11      1.35       0.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  3,017  $588,552,886     100.00%     6.720%       690   $195,079     79.21%     81.57%     3.61%     78.78%
====================================================================================================================================


                         Distribution by Property Type

                                               Pct. Of    Weighted   Weighted             Weighted   Weighted
                        Number                 Pool By      Avg.       Avg.      Avg.       Avg.       Avg.     Pct.      Pct.
                          Of     Principal    Principal    Gross     Current   Principal  Original   Combined   Full     Owner
    Property Type       Loans     Balance      Balance     Coupon      FICO     Balance     LTV        LTV       Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family                 393   $82,788,435      14.07%     7.024%       695   $210,658     78.82%     79.79%   4.25%     52.14%
Condo                      267    49,955,072       8.49      6.736        703    187,098     81.49      84.25    2.65      64.65
Pud                        128    30,639,234       5.21      6.878        703    239,369     78.25      84.09   19.17      79.23
Single Family              357    67,264,241      11.43      7.180        679    188,415     76.85      80.69    8.55      80.86
Single Family Attached       1       172,000       0.03      6.750        691    172,000     80.00     100.00    0.00     100.00
Single Family Detached   1,871   357,733,904      60.78      6.547        688    191,199     79.50      81.55    1.34      86.47
------------------------------------------------------------------------------------------------------------------------------------
Total:                   3,017  $588,552,886     100.00%     6.720%       690   $195,079     79.21%     81.57%   3.61%     78.78%
====================================================================================================================================


--------------------------------------------------------------------------------
This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-12
                Preliminary Structural and Collateral Term Sheet
                                                              September 19, 2005
--------------------------------------------------------------------------------

                             Distribution by State

                                               Pct. Of    Weighted   Weighted             Weighted   Weighted
                        Number                 Pool By      Avg.       Avg.      Avg.       Avg.       Avg.      Pct.       Pct.
                          Of     Principal    Principal    Gross     Current   Principal  Original   Combined    Full      Owner
       State            Loans     Balance      Balance     Coupon      FICO     Balance     LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 FL                        345   $67,931,745      11.54%     6.838%       686   $196,904     80.48%     81.99%     2.00%     71.22%
 CA - Southern             225    66,015,154      11.22      6.255        694    293,401     74.26      77.24      1.38      87.99
 CA - Northern             154    46,327,915       7.87      6.362        699    300,831     73.51      75.69      1.57      81.20
 NY                        185    45,627,541       7.75      6.995        682    246,635     77.74      80.06      2.06      78.02
 AZ                        136    29,123,725       4.95      6.632        698    214,145     78.58      83.31     12.29      77.15
 NJ                        106    26,857,488       4.56      6.849        672    253,373     79.55      79.81      5.69      85.58
 NV                        102    25,284,488       4.30      6.564        693    247,887     78.83      80.95      4.24      87.51
 TX                        164    20,920,880       3.55      6.522        704    127,566     82.13      91.16      6.19      78.09
 VA                         96    19,647,429       3.34      6.793        688    204,661     80.20      82.96      8.97      68.35
 MD                         83    19,357,193       3.29      6.502        692    233,219     79.09      81.27      1.82      83.17
 Other                   1,421   221,459,328      37.63      6.885        689    155,848     81.52      83.32      3.50      77.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  3,017  $588,552,886     100.00%     6.720%       690   $195,079     79.21%     81.57%     3.61%     78.78%
====================================================================================================================================



                            Distribution by Zip Code

                                               Pct. Of    Weighted   Weighted             Weighted   Weighted
                        Number                 Pool By      Avg.       Avg.      Avg.       Avg.       Avg.      Pct.       Pct.
                          Of     Principal    Principal    Gross     Current   Principal  Original   Combined    Full      Owner
       Zip Code         Loans     Balance      Balance     Coupon      FICO     Balance     LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 89509                       5    $2,075,162       0.35%     6.389%       739   $415,032     73.10%     75.18%    24.41%    100.00%
 07047                       5     1,737,815       0.30      6.728        686    347,563     85.15      85.15      0.00     100.00
 89123                       9     1,716,814       0.29      6.738        693    190,757     82.64      85.31      0.00      52.39
 95350                       4     1,630,261       0.28      6.844        737    407,565     80.00      80.00      0.00       0.00
 85259                       3     1,615,914       0.27      6.032        731    538,638     59.61      84.47     74.23     100.00
 11368                       3     1,510,638       0.26      6.252        680    503,546     80.01      80.01      0.00     100.00
 95482                       4     1,441,040       0.24      6.186        730    360,260     72.94      72.94      0.00     100.00
 85262                       3     1,432,599       0.24      6.441        675    477,533     78.79      78.79      0.00      65.10
 93619                       4     1,424,558       0.24      7.876        661    356,140     83.50      83.50      0.00      49.49
 92807                       3     1,418,948       0.24      6.631        681    472,983     81.78      87.13      0.00     100.00
 Other                   2,974   572,549,136      97.28      6.723        690    192,518     79.25      81.58      3.42      78.82
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  3,017  $588,552,886     100.00%     6.720%       690   $195,079     79.21%     81.57%     3.61%     78.78%
====================================================================================================================================


                  Distribution by Remaining Months to Maturity


                                               Pct. Of    Weighted   Weighted             Weighted   Weighted
        Remaining       Number                 Pool By      Avg.       Avg.      Avg.       Avg.       Avg.      Pct.       Pct.
        Months To         Of     Principal    Principal    Gross     Current   Principal  Original   Combined    Full      Owner
         Maturity       Loans     Balance      Balance     Coupon      FICO     Balance     LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1 - 120                     1       $95,845       0.02%     6.500%       646    $95,845     69.29%     69.29%     0.00%    100.00%
 121 - 180                 193    21,634,857       3.68      6.343        688    112,098     68.73      69.58      1.88      69.73
 181 - 240                   3       508,682       0.09      6.514        739    169,561     73.96      73.96      0.00      22.69
 301 - 360               2,820   566,313,502      96.22      6.734        690    200,820     79.62      82.04      3.68      79.17
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  3,017  $588,552,886     100.00%     6.720%       690   $195,079     79.21%     81.57%     3.61%     78.78%
====================================================================================================================================


                       Distribution by Amortization Type

                                               Pct. Of    Weighted   Weighted             Weighted   Weighted
                        Number                 Pool By      Avg.       Avg.      Avg.       Avg.       Avg.      Pct.       Pct.
     Amortization         Of     Principal    Principal    Gross     Current   Principal  Original   Combined    Full      Owner
         Type           Loans     Balance      Balance     Coupon      FICO     Balance     LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 15 Year Fixed             194   $21,730,701       3.69%     6.344%       688   $112,014     68.74%     69.58%     1.87%     69.86%
 30 Year Fixed           2,823   566,822,184      96.31      6.734        690    200,787     79.61      82.03      3.68      79.12
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  3,017  $588,552,886     100.00%     6.720%       690   $195,079     79.21%     81.57%     3.61%     78.78%
====================================================================================================================================


--------------------------------------------------------------------------------
This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-12
                Preliminary Structural and Collateral Term Sheet
                                                              September 19, 2005
--------------------------------------------------------------------------------


                     Distribution by Prepayment Term Months

                                               Pct. Of    Weighted   Weighted             Weighted   Weighted
                        Number                 Pool By      Avg.       Avg.      Avg.       Avg.       Avg.      Pct.       Pct.
      Prepayment          Of     Principal    Principal    Gross     Current   Principal  Original   Combined    Full      Owner
     Term Months        Loans     Balance      Balance     Coupon      FICO     Balance     LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0                       1,290  $251,016,637      42.65%     6.950%       691   $194,587     79.68%     82.01%     5.87%     75.58%
 6                           2       462,000       0.08      6.500        695    231,000     56.17      63.61      0.00      37.23
 12                         98    22,539,569       3.83      7.166        673    229,996     77.53      80.52      4.36      78.76
 24                      1,313   258,013,581      43.84      6.420        691    196,507     78.96      80.87      0.26      81.88
 36                        253    44,754,458       7.60      6.908        685    176,895     79.43      83.44      6.90      78.63
 60                         61    11,766,642       2.00      6.820        691    192,896     78.08      83.02     15.34      81.26
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  3,017  $588,552,886     100.00%     6.720%       690   $195,079     79.21%     81.57%     3.61%     78.78%
====================================================================================================================================


                      Distribution by Interest Only Loans


                                               Pct. Of    Weighted   Weighted             Weighted   Weighted
                        Number                 Pool By      Avg.       Avg.      Avg.       Avg.       Avg.      Pct.       Pct.
    Interest Only         Of     Principal    Principal    Gross     Current   Principal  Original   Combined    Full      Owner
        Loans           Loans     Balance      Balance     Coupon      FICO     Balance     LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 N                       2,756  $515,809,599      87.64%     6.668%       690   $187,159     79.44%     81.35%     2.08%     79.32%
 Y                         261    72,743,287      12.36      7.082        691    278,710     77.60      83.13     14.46      74.90
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  3,017  $588,552,886     100.00%     6.720%       690   $195,079     79.21%     81.57%     3.61%     78.78%
====================================================================================================================================


                       Distribution by Interest Only Term


                                               Pct. Of    Weighted   Weighted             Weighted   Weighted
                        Number                 Pool By      Avg.       Avg.      Avg.       Avg.       Avg.      Pct.       Pct.
     Interest Only        Of     Principal    Principal    Gross     Current   Principal  Original   Combined    Full      Owner
          Term          Loans     Balance      Balance     Coupon      FICO     Balance     LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0                       2,756  $515,809,599      87.64%     6.668%       690   $187,159     79.44%     81.35%     2.08%     79.32%
 60                          1        96,000       0.02      7.380        667     96,000     80.00     100.00      0.00     100.00
 120                       260    72,647,287      12.34      7.082        691    279,413     77.60      83.11     14.48      74.87
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  3,017  $588,552,886     100.00%     6.720%       690   $195,079     79.21%     81.57%     3.61%     78.78%
====================================================================================================================================


--------------------------------------------------------------------------------
This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-12
                Preliminary Structural and Collateral Term Sheet
                                                              September 19, 2005
--------------------------------------------------------------------------------

WAC Cap. The information in the following table has been prepared assuming prepayments on the Mortgage Loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the Mortgage Loans on any Distribution Date will conform to the corresponding rate set forth for that Distribution Date in the following table.


   Distribution
       Date              WAC Cap
   ------------         --------
    25-Nov-05           6.29491%
    25-Dec-05           6.29506%
    25-Jan-06           6.29520%
    25-Feb-06           6.29535%
    25-Mar-06           6.29550%
    25-Apr-06           6.29565%
    25-May-06           6.29581%
    25-Jun-06           6.29591%
    25-Jul-06           6.29598%
    25-Aug-06           6.29605%
    25-Sep-06           6.29612%
    25-Oct-06           6.29619%
    25-Nov-06           6.29626%
    25-Dec-06           6.29633%
    25-Jan-07           6.29640%
    25-Feb-07           6.29647%
    25-Mar-07           6.29654%
    25-Apr-07           6.29661%
    25-May-07           6.29669%
    25-Jun-07           6.29676%
    25-Jul-07           6.29683%
    25-Aug-07           6.29691%
    25-Sep-07           6.29698%
    25-Oct-07           6.29706%
    25-Nov-07           6.29713%
    25-Dec-07           6.29721%
    25-Jan-08           6.29729%
    25-Feb-08           6.29736%
    25-Mar-08           6.29744%
    25-Apr-08           6.29752%
    25-May-08           6.29760%
    25-Jun-08           6.29768%
    25-Jul-08           6.29776%
    25-Aug-08           6.29784%
    25-Sep-08           6.29792%
    25-Oct-08           6.29800%
    25-Nov-08           6.29809%
    25-Dec-08           6.29817%
    25-Jan-09           6.29825%
    25-Feb-09           6.29834%
    25-Mar-09           6.29842%
    25-Apr-09           6.29851%
    25-May-09           6.29859%
    25-Jun-09           6.29868%
    25-Jul-09           6.29877%
    25-Aug-09           6.29885%
    25-Sep-09           6.29894%
    25-Oct-09           6.29903%
    25-Nov-09           6.29912%
    25-Dec-09           6.29921%
    25-Jan-10           6.29930%
    25-Feb-10           6.29939%
    25-Mar-10           6.29949%
    25-Apr-10           6.29958%
    25-May-10           6.29967%
    25-Jun-10           6.29977%
    25-Jul-10           6.29986%
    25-Aug-10           6.29996%
    25-Sep-10           6.30005%
    25-Oct-10           6.30015%
    25-Nov-10           6.30025%
    25-Dec-10           6.30035%
    25-Jan-11           6.30045%
    25-Feb-11           6.30055%
    25-Mar-11           6.30065%
    25-Apr-11           6.30075%
    25-May-11           6.30085%
    25-Jun-11           6.30095%
    25-Jul-11           6.30106%
    25-Aug-11           6.30116%
    25-Sep-11           6.30127%
    25-Oct-11           6.30137%
    25-Nov-11           6.30148%
    25-Dec-11           6.30159%
    25-Jan-12           6.30170%
    25-Feb-12           6.30180%
    25-Mar-12           6.30191%
    25-Apr-12           6.30203%
    25-May-12           6.30214%
    25-Jun-12           6.30225%
    25-Jul-12           6.30236%
    25-Aug-12           6.30248%
    25-Sep-12           6.30259%
    25-Oct-12           6.30271%
    25-Nov-12           6.30283%
    25-Dec-12           6.30294%
    25-Jan-13           6.30306%
    25-Feb-13           6.30318%
    25-Mar-13           6.30330%
    25-Apr-13           6.30343%
    25-May-13           6.30355%
    25-Jun-13           6.30367%
    25-Jul-13           6.30380%
    25-Aug-13           6.30392%
    25-Sep-13           6.30405%
    25-Oct-13           6.30418%
    25-Nov-13           6.30431%
    25-Dec-13           6.30444%


--------------------------------------------------------------------------------
This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-12
                Preliminary Structural and Collateral Term Sheet
                                                              September 19, 2005
--------------------------------------------------------------------------------

    Distribution
        Date             WAC Cap
    ------------        ---------
     25-Jan-14          6.30457%
     25-Feb-14          6.30470%
     25-Mar-14          6.30483%
     25-Apr-14          6.30497%
     25-May-14          6.30510%
     25-Jun-14          6.30524%
     25-Jul-14          6.30538%
     25-Aug-14          6.30551%
     25-Sep-14          6.30565%
     25-Oct-14          6.30580%
     25-Nov-14          6.30594%
     25-Dec-14          6.30608%
     25-Jan-15          6.30623%
     25-Feb-15          6.30637%
     25-Mar-15          6.30652%
     25-Apr-15          6.30667%
     25-May-15          6.30682%
     25-Jun-15          6.30697%
     25-Jul-15          6.30712%
     25-Aug-15          6.30722%
     25-Sep-15          6.30733%
     25-Oct-15          6.30743%


--------------------------------------------------------------------------------
This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                       22